                                                               EXHIBIT 99.B

                           NATIONAL STEEL CORPORATION

                         Notice of Guaranteed Delivery
                                       of
                 First Mortgage Bonds, 9 7/8% Series A due 2009
                                     and/or
                 First Mortgage Bonds, 9 7/8% Series C due 2009

  As set forth in the Prospectus, dated           , 1999 (as the same may be
amended from time to time, the "Prospectus"), of National Steel Corporation (the "Company") under the caption "The Exchange Offer--Guaranteed delivery procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its First Mortgage Bonds, 9 7/8% Series D due 2009 (the "Exchange Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its First Mortgage Bonds, 9 7/8% Series A due 2009 and/or First Mortgage Bonds, 9 7/8% Series C due 2009 (collectively the "Original Bonds") if (i) certificates representing the Original Bonds to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City Time, on
         , 1999. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:
                            THE CHASE MANHATTAN BANK

    By Registered or         By Overnight Courier:            By Hand:
     Certified Mail:        The Chase Manhattan Bank  The Chase Manhattan Bank
The Chase Manhattan Bank   55 Water Street--Room 234    55 Water Street--Room
  55 Water Street--Room          North Building                  234
           234              New York, New York 10041       North Building
     North Building                                   New York, New York 10041
New York, New York 10041

                                 By Facsimile:

                                 (212) 638-7380
                                 (212) 638-7381

                             Confirm by telephone:
                                 (212) 638-0828

DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Bonds set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery procedures."

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on            , 1999, unless extended
by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                          Principal Amount of Original Bonds

                                          Exchanged: $ ________________________
             SIGNATURES

                                          Certificate Nos. of Original Bonds
                                           (if available)

 -----------------------------------

         Signature of Owner
                                          -------------------------------------

 -----------------------------------

  Signature of Owner (if more than        -------------------------------------
                one)


                                          Total $ _____________________________
 Dated:


                                          IF ORIGINAL BONDS WILL BE DELIVERED
 Name(s): __________________________      BY BOOK-ENTRY TRANSFER, PROVIDE THE
                                          DEPOSITORY TRUST COMPANY ("DTC") AC-
                                          COUNT NO.:

     ----------------------------
           (Please Print)


                                          Account No.: ________________________
 Address: __________________________

    -----------------------------

    -----------------------------
         (Include Zip Code)

 Area Code and
 Telephone No. _____________________

 Capacity (full title), if signing
 in a
 representative capacity____________

 Taxpayer Identification or
 Social Security No.: ______________


                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

  The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Original Bonds tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Bonds into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery procedures" and in the Letter of Transmittal) and any other required document, all by 5.00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Firm: _______________________     -------------------------------------

                                                  Authorized Signature

Address: ____________________________
                                          Name: _______________________________


-------------------------------------
                                          Title: ______________________________


Area Code and Telephone No.: ________
                                          Date: _______________________________

  NOTE: DO NOT SEND ORIGINAL BONDS WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL BONDS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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